                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2005

                             TECHNEST HOLDINGS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                     000-27023                88-0357272
           ------                     ---------                ----------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)


                90 GROVE STREET, SUITE 205, RIDGEFIELD, CT 06877
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 431-1611
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Technest Holdings, Inc. ("Technest", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Technest expectations include the uncertainty regarding Technest's ability to repay existing indebtedness, lack of continuing operations, possible inability of Technest to continue in business and other risks detailed from time to time in Technest's SEC reports. No assurance can be given that investors of Technest will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT


Greenfield Engagement Agreement
-------------------------------

On February 14, 2005 Technest Holdings, Inc. ("Technest") entered into an Engagement Agreement (the "Agreement") with Greenfield Capital Partners, LLC ("Greenfield") whereby Greenfield agreed to act as Technest's exclusive placement agent for the issuance of debt or equity securities for a term of 180 days. Greenfield also agreed to act as Technest's advisor in connection with related financial advisory and investment banking services. Technest agreed not to initiate any discussions regarding financings or transactions with prospective investors during the term of the Agreement except through Greenfield. Furthermore, Technest will inform Greenfield of any inquiries it receives from prospective investors so that Greenfield may evaluate such investor and assist in subsequent negotiations. In return for Greenfield's services Technest will pay a cash placement fee equal to 10% of any gross proceeds received by Technest in connection with a financing where equity or debt securities are issued as well as a non-accountable cash allowance of 3% of any such proceeds. In addition, Greenfield will also receive a 13% fee for the exercise of any warrants issued pursuant to a financing transaction. The fees payable to Greenfield under the Agreement apply to transactions that occur within two years after the end of the term of the Agreement under certain circumstances. In connection with the Securities Purchase Agreement between Technest and Southridge Partners LP, Southshore Capital Fund Limited, ipPartners, Inc, Verdi Consulting, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP, dated February 14, 2005, Technest paid $650,000, or 13% of the proceeds, to Greenfield under the Agreement.



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We have included a description of these transactions and the related agreements in our Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on February 15, 2005 (File No. 000-28863). The agreements we entered into in order to effect these transactions were also filed with the SEC on February 15, 2005 as exhibits to our Current Report on Form 8-K (File No. 000-28863). These filings are public documents available on the SEC's web site at www.sec.gov. We urge you to obtain and read carefully copies of these documents before making an investment decision.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                                                                                   INCORPORATED BY REFERENCE
                                                            FILED WITH          -----------------------------------
EXHIBIT NO.                   DESCRIPTION                  THIS FORM 8-K        FORM    FILING DATE     EXHIBIT NO.
-------------------------------------------------------------------------------------------------------------------
 10.1          Engagement Agreement between Greenfield           X
               Capital Partners, LLC and Technest
               Holdings, Inc., dated February 14, 2005

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

-----------------



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THECHNEST HOLDINGS, INC.



                                        By: /s/ Joseph P. Mackin
                                            -------------------------------
                                            Joseph P. Mackin
                                            Officer




Date: February 18, 2005



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                                  EXHIBIT INDEX



                                                                                   INCORPORATED BY REFERENCE
                                                            FILED WITH          -----------------------------------
EXHIBIT NO.                   DESCRIPTION                  THIS FORM 8-K        FORM    FILING DATE     EXHIBIT NO.
-------------------------------------------------------------------------------------------------------------------
 10.1          Engagement Agreement between Greenfield           X
               Capital Partners, LLC and Technest
               Holdings, Inc., dated February 14, 2005

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




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